CRM Mutual Fund Trust

CRM Small Cap Value Fund

(Investor Shares – CRMSX)

(Institutional Shares – CRISX)

(the “Fund”)

Supplement Dated March 14, 2025

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

Dated October 28, 2024, as supplemented

Capitalized terms used without definition below have the meanings given to them in the Fund's Summary Prospectus, Prospectus or Statement of Additional Information, as applicable. This document should be read together with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Effective March 1, 2025, Mr. Bernard C. Frojmovich has resigned from his position as a portfolio manager of the Fund. Mr. Brian M. Harvey, CFA, Co-Chief Executive Officer and Chief Investment Officer of CRM, remains as portfolio manager of the Fund and no changes to the Fund’s investment objective or principal investments strategies are being made. All references to Mr. Frojmovich in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE